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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of SCOLR, Inc. on Form S-8 of our report dated February 20, 2004, appearing in the Annual Report on Form 10-KSB of SCOLR, Inc. for the fiscal year ended December 31, 2003.

/s/ Grant Thornton LLP

GRANT THORNTON LLP
Seattle,Washington

June 28, 2004